NO SHORT SELLING AGREEMENT

August 31, 2009

Mesa Energy Holdings, Inc.
4321 7th Avenue
Los Angeles, CA  90008
Attn:  Beverly Frederick

Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Mesa Energy Holdings, Inc., a Delaware corporation (the “Company”), Mesa Energy, Inc., a Nevada corporation (“Mesa”), and Mesa Energy Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of the Company.  In connection with consummation of the Merger (as defined in the Merger Agreement), Mesa stockholders shall receive shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company in consideration for shares of Mesa held by them at the effective time of the Merger.  In consideration of the Company and Mesa entering into the Merger Agreement, the undersigned hereby agrees as follows:

1.           The undersigned hereby covenants and agrees not to, directly or indirectly, effect or agree to effect any short sale (as defined in Rule 200 under Regulation SHO of the Exchange Act of 1934, as amended (the “Exchange Act”)), whether or not against the box, establish any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, borrow or pre-borrow any shares of Common Stock, or grant any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock or otherwise seek to hedge its position in the Common Stock for a period commencing on the Closing Date (as defined in the Merger Agreement) and ending on the 24-month anniversary of the Closing Date (the “No-Short Period”).

2.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof.

3.           This Agreement will become a binding agreement among the undersigned as of the Closing Date.  In the event that no closing occurs under the Merger Agreement, this Agreement shall be null and void.  This Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned and, if not sooner terminated, will terminate upon the expiration date of the No-Short Period.  This Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.  Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart.  This Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

Very truly yours,

_______________________________
Print Name:

Address: _____________________________________________
____________________________________________________
Number of shares of Common Stock owned: ________________
Certificate Numbers: ___________________________________

[Company signature on the following page]

Accepted and Agreed to:

Mesa Energy Holdings, Inc.

By:
Name: Beverly Frederick
Title: President